UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 18, 2016

(Date of Report (Date of Earliest Event Reported))

LA-Z-BOY INCORPORATED

(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

One La-Z-Boy Drive, Monroe, Michigan	48162-5138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 242-1444

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 18, 2016, La-Z-Boy Incorporated issued a news release about a jury verdict in a case involving a dispute about payment of royalties. A copy of the news release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01  Exhibits

(d)        The following exhibit is filed as part of this report:

Description
99.1	News Release Dated March 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: March 18, 2016

	BY:	/s/ Margaret L. Mueller
Margaret L. Mueller
Vice President of Finance